UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 20, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS


The Purchase and Sale Agreement dated as of April 2, 2006 (the "Agreement") by and among General Motors Corporation ("GM"), General Motors Acceptance Corporation ("GMAC"), GM Finance Co Holdings Inc., and FIM Holdings LLC (the "Purchaser") sets forth a number of conditions to the Purchaser's obligation to consummate the contemplated acquisition of 51% of the common limited liability company interests of GMAC, following its conversion to a limited liability company (the "GMAC Transaction"). These conditions include, among others, reasonable satisfaction by the members of the Purchaser (the "LLC Members"), pursuant to an agreement with or other writing from the Pension Benefit Guaranty Corporation ("PBGC"), that after the closing of the GMAC Transaction GMAC and its subsidiaries will not have any liability with respect to benefit plans of GM that are subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

The LLC Members have informed GM and GMAC that they deem this condition has been satisfied by a letter from the PBGC stating that it will not as a result of the GMAC Transaction take action under ERISA to terminate GM's pension plans or impose liability on the Purchaser, any of the LLC Members, GMAC, or any of its subsidiaries.

The LLC Members are Cerberus Capital Management, Citigroup Inc., Aozora Bank Limited, and a subsidiary of The PNC Financial Services Group, Inc., which joined recently.

Certain other conditions to closing under the Agreement have not yet been satisfied.






                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  July 20, 2006                 By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)